                                 SCHWABFUNDS(R)


                                 [SCHWAB LOGO]


                                     SCHWAB
                                VALUE ADVANTAGE
                                 MONEY FUND(R)
                                   ---------


                         [PHOTO OF THE SCHWAB BUILDING,
                           SAN FRANCISCO, CALIFORNIA]



ANNUAL REPORT
DECEMBER 31, 1995

Dear Shareholder,


[Photo of               The SchwabFunds Family(R) is celebrating tremendous
Charles                 growth as a mutual fund complex. By placing your trust
R. Schwab]              in SchwabFunds(R), you've helped total assets under
                        management grow by $8 billion in 1995 to reach over $31 billion. With over $31 billion in assets under management, SchwabFunds ranks in the top 6% of all mutual fund complexes.

We believe much of this success can be traced to the Schwab commitment to serve the needs of the Fund shareholders, a commitment demonstrated by the entire SchwabFunds staff and, in particular, by our experienced team of portfolio managers.

The 20 professionals who make up our growing portfolio management team are devoted to monitoring the financial markets for you. Through a careful and disciplined selection of securities, the portfolio managers strive to construct optimal portfolios that provide shareholders with competitive returns that meet their investment goals. And shareholders continue to signal their trust in 175 years of combined experience behind our SchwabFunds portfolio management by keeping their money invested in SchwabFunds.

We believe an important part of serving your needs is keeping you informed about your investments. For example, we added the question and answer section of this report, developed by our portfolio managers to address what they feel were the most pressing questions we've heard from shareholders over the period. It is one way we hope to keep communication open between you and the people managing your investments.

The SchwabFunds Family has grown to include a selection of funds that meets the "core" needs of investors. SchwabFunds offers a solution to investors who want the convenience and competitive costs of a no-load mutual fund family. The 19 no-load funds available to retail investors, including the new Schwab Asset Director(R) Funds, offer diversification of the U.S. and international equity markets, both taxable and tax-free bonds and a variety of money market investments.

With this level of diversification, you may use SchwabFunds to create an efficient, well-rounded portfolio. Or you may use them to serve as building blocks to an overall investment program that includes more specialized investments.

I invite you to learn more about the SchwabFunds Family. To receive a brochure and prospectus for the SchwabFunds, please call our toll-free number, 1-800-2 NO-LOAD, or visit any one of our more than 200 Schwab offices. A Schwab representative will be happy to provide you with a prospectus that includes more complete information on the Funds, including charges and expenses. Please read it carefully before investing.

I'd like to extend my personal gratitude for your trust in the SchwabFunds Family as it continues to grow. You should feel confident that the outstanding efforts of all those who are part of the SchwabFunds organization will continue going forward. And we expect these efforts to help us to meet even higher standards of excellence in the years ahead.


                                  /s/ Charles R. Schwab
                                  Charles R. Schwab

Cover: The Schwab Building, San Francisco, California

COMMENTS FROM THE INVESTMENT ADVISER

We're pleased to report to you on the performance of your investment in the Schwab Value Advantage Money Fund(R) for the annual reporting period ended December 31, 1995.

During the year which ended December 31, 1995, the Schwab Value Advantage Money Fund provided you with higher than average money market fund yields on your larger cash balances, without sacrificing the safety and stability offered by a money market fund.

STRONG ASSET GROWTH

The Schwab Value Advantage Money Fund experienced strong asset growth in 1995, with a substantial number of shareholders contributing additional assets. At December 31, 1995, the Fund's total net assets had grown 86% to a new high of nearly $7 billion. We believe this robust growth reflects the Fund's success meeting investors' needs for higher than average money market returns on their long-term cash reserves.

PERFORMANCE REVIEW

The table below presents the Fund's 7-day average yields at year end. Of course, money market fund yields fluctuate and past performance is no guarantee of future results.

================================================================================
                             7-DAY AVERAGE YIELDS 1
                            (As of December 31, 1995)

                                            Simple           Compound
--------------------------------------------------------------------------------
Schwab Value Advantage Money Fund            5.47%             5.62%
================================================================================

THE OPPORTUNITY FOR HIGHER RETURNS ON YOUR CASH RESERVES

The Schwab Value Advantage Money Fund is designed to provide potentially higher yields than most money market funds on your cash reserves invested for the long-term. For example, the Fund's average 7-day simple yield of 5.47% 2 on December 26, 1995 compares favorably with the 5.14% average 7-day yield for taxable money market funds on the same date.* In fact, the Fund's 7-day simple yield consistently outperformed the average for its category throughout 1995, as the chart at the top of the following page illustrates.

* Source: IBC/Donoghue, average 7-day simple yield for the 269 funds in the First Tier category of Taxable Money Funds as of 12/26/95. Past performance is no guarantee of future results.


1 A portion of the Fund's fees were waived or reimbursed during the reporting period. Without the waivers or reimbursements, the Fund's 7-day simple yield would have been 5.18% and the 7-day compound yield would have been 5.31% at December 31, 1995.

2 A portion of the Fund's fees were waived or reimbursed during the reporting period. Without the waivers or reimbursements, the 7-day simple yield would have been 5.16% and the 7-day compound yield would have been 5.29% at December 26, 1995.

    SCHWAB VALUE ADVANTAGE MONEY FUND'S(R)
    YIELD CONSISTENTLY OUTPERFORMED ITS
    CATEGORY AVERAGE* THROUGHOUT 1995

[Line graph showing 7-Day yield.]


                    IBC/Donohue's
                    Money Fund
 DATE       VAL     Average
------     -----    ----------
1/3/95     5.56%    5.18
1/10/95    5.58     5.19
1/17/95    5.62     5.19
1/24/95    5.66     5.20
1/31/95    5.69     5.35
2/14/95    5.76     5.40
2/21/95    5.79     5.44
2/28/95    5.80     5.46
3/7/95     5.80     5.45
3/14/95    5.82     5.46
3/21/95    5.83     5.48
3/28/95    5.83     5.49
4/4/95     5.82     5.51
4/11/95    5.85     5.48
4/18/95    5.86     5.49
4/25/95    5.85     5.47
5/2/95     5.83     5.48
5/9/95     5.84     5.47
5/16/95    5.83     5.47
5/23/95    5.82     5.46
5/30/95    5.79     5.45
6/6/95     5.78     5.44
6/13/95    5.75     5.43
6/20/95    5.74     5.42
6/27/95    5.73     5.41
7/4/95     5.70     5.41
7/11/95    5.69     5.38
7/18/95    5.67     5.31
7/25/95    5.65     5.29
8/1/95     5.61     5.27
8/8/95     5.58     5.24
8/15/95    5.56     5.22
8/22/95    5.56     5.22
8/29/95    5.54     5.22
9/5/95     5.53     5.21
9/12/95    5.53     5.19
9/19/95    5.51     5.19
9/26/95    5.47     5.18
10/3/95    5.49     5.21
10/10/95   5.49     5.16
10/17/95   5.49     5.17
10/24/95   5.47     5.16
10/31/95   5.49     5.18
11/7/95    5.49     5.16
11/14/95   5.49     5.17
11/21/95   5.48     5.17
11/28/95   5.48     5.19
12/5/95    5.48     5.16
12/12/95   5.47     5.16
12/19/95   5.47     5.16
12/26/95   5.45     5.14



    Schwab Value Advantage Money Fund

    IBC/Donohue's Money Fund Average

    *First Tier Taxable Money Funds

    Source: IBC/Donoghue, Inc.'s MONEY FUND REPORT, 1995. Average 7-day current yield of the funds in IBC/Donoghue's First Tier category of the Taxable Money Funds for each week in 1995. Weekly number of funds in the category ranged from 245 to 270.


The Schwab Value Advantage Money Fund gives you the opportunity to earn higher than average money market fund yields by requiring higher minimum balances and limiting shareholder transactions. For example, the Schwab Value Advantage Money Fund does not automatically sweep free cash from your brokerage or Schwab One(R) account on a regular basis or automatically transfer cash to settle trades or cover margin calls. By eliminating these transactions, the Fund can keep operating expenses low and take advantage of economies of scale which may increase your returns.

When used in conjunction with one of Schwab's Sweep Shares money market funds, the Schwab Value Advantage Money Fund can help you keep all of your cash reserves working. For example, you can use one of Schwab's "sweep" money funds for short-term needs like checkwriting or covering securities purchases, and keep your long-term cash reserves invested in the Schwab Value Advantage Money Fund to earn potentially higher yields than the average money market fund.

A KEY GOAL: PRESERVING YOUR INVESTMENT

While higher returns are important, if you're like most money market fund investors, preserving the value of your investment probably ranks among your foremost concerns. Toward that end, the Schwab Value Advantage Money Fund is managed with capital stability as a fundamental objective.

The Fund seeks to maintain a stable $1 share price to protect your principal. As with all money market funds, however, there can be no assurance that the Fund will be able to maintain a $1 net asset value. It's also important to understand that your investment is neither insured nor guaranteed by the U.S. government.

PROFESSIONALLY MANAGED, HIGH-QUALITY PORTFOLIO

The Schwab Value Advantage Money Fund(R) primarily invests in a diversified portfolio of high-quality, short-term securities issued by the U.S. government and its agencies, banks, other financial institutions, and creditworthy corporations. To minimize credit risk, the Fund has invested in securities rated in the top rating category (known as "First Tier") assigned by nationally recognized statistical rating organizations (NRSROs), or securities of equivalent credit quality if unrated. Additionally, we maintain strict credit quality standards for the Fund's holdings and actively manage portfolio maturity to help protect and enhance your returns.

The chart below illustrates the Fund's portfolio composition on December 31, 1995. In addition, you'll find a complete listing of the securities in the Fund's portfolio at year end later in this report.

     SCHWAB VALUE ADVANTAGE MONEY FUND
     PORTFOLIO COMPOSITION - DECEMBER 31, 1995

[PORTFOLIO COMPOSITION PIE CHART]


   Commercial Paper             62%
   Certificate of Deposit       25%
   Bank Notes                    2%
   Variable Rate Notes           9%
   Other                         2%



The Schwab Value Advantage Money Fund invests in bank certificates of deposit, time deposits, bankers' acceptances, highly-rated commercial paper, notes and other highly-rated corporate obligations, repurchase agreements, U.S. Treasury securities and other obligations of the U.S. and Canadian governments, their agencies and instrumentalities.

To enhance your understanding of the Schwab Value Advantage Money Fund's performance in 1995, the portfolio management team discusses key economic trends and their impact on the Fund in the following section. If you want more information on the Fund, or any mutual fund in the SchwabFunds Family(R), contact your local Schwab office or call 1-800-2 NO-LOAD.

LOOKING FORWARD IN 1996

The Schwab Value Advantage Money Fund(R) helped you earn some of the highest available money market fund returns in 1995. We believe that the Fund will continue to offer potentially higher than average money market fund yields on your long-term cash reserves, combined with the safety and liquidity you expect from a money market fund.

Thank you for placing your trust in SchwabFunds(R). We value your confidence, and we will strive to continue to meet your investment needs in the future.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
                       MAKING THE MOST OF YOUR INVESTMENT

   The Schwab Value Advantage Money Fund is designed to offer you higher yields than most money funds on your cash reserves invested for the long-term. By requiring higher account balances and limiting shareholder transactions, the Fund seeks to minimize operating expenses in order to maximize your returns.

   It's important to understand, however, that cash balances in this Fund are not designed to be automatically transferred to settle trades or cover Schwab One(R) checks, margin calls or insufficient funds in your Schwab brokerage or Schwab One account. If you need to access your money regularly for these purposes, you may wish to keep some short-term cash in one of our Sweep Shares money market funds, while keeping your long-term cash reserves in the Schwab Value Advantage Money Fund to earn potentially higher than average money market fund yields.

   If you have questions about how to make the most of your Schwab Value Advantage Money Fund, please call 1-800-2 NO-LOAD and one of our representatives will give you the information you need.
--------------------------------------------------------------------------------

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Stephen B. Ward - Senior Vice President and Chief Investment Officer Linda Klingman - Portfolio Manager

Q.  WHAT WAS THE GENERAL ECONOMIC CLIMATE DURING 1995?

A. The economic expansion slowed in 1995 to an annual rate of 1.4% through the end of the third quarter, compared to the impressive 3.7% growth rate of the Real Gross Domestic Product GDP during 1994 1. This slowing of the economy can largely be attributed to the series of increases in the federal funds rate implemented by the Federal Reserve Bank (known as the Fed) throughout 1994 and early 1995. The Fed raised its federal funds rate target from 3.0% at the beginning of 1994 to a high of 6.0% in February 1995. By increasing the target on the federal funds rate, the Fed hoped to head off the inflationary impact of a rapidly growing economy by slowing the rate of growth without putting the economy into a recession. Following three 0.25% reductions in July and December of 1995, and January of 1996, the federal funds rate target stood at 5.25% at the end of January 1996. The economic data currently suggests that the Fed's actions have achieved the desired effect, as inflation has stabilized and the U.S. has entered into a period of moderate economic growth.

Several key economic indicators, such as industrial production, capacity utilization, new home sales, and retail sales have fallen from their high 1994 levels, indicating that economic activity in many sectors has slowed. Although the unemployment rate has remained low at 5.6% for 1995, non-farm payroll growth slowed quite dramatically throughout the year. In light of the economic data and the positive inflation outlook, the Fed lowered the federal funds rate, or eased monetary policy, twice in 1995 and once in January 1996.

Q. HOW HAVE RECENT POLITICAL EVENTS IMPACTED SHORT-TERM INTEREST RATES?

A. One of the most significant news stories of 1995 was the uncertainty surrounding the federal budget and debt ceiling negotiations between Congress and the Clinton Administration and the resulting government shutdowns. While these events have taken center stage in the national spotlight, the issues relating to the deficit ceiling itself have had a relatively minor impact to date on the financial markets. As of this writing, short-term interest rates have declined largely as a result of weaker economic growth, lower inflation, and the market's expectations that a balanced budget deal may be achieved. The Fed already has lowered the federal funds rate a total of 0.50% in 1995 and 0.25% in January 1996; a balanced budget compromise could give the Fed incentive to lower interest rates even further, an action which is widely anticipated by market participants.


1 All Gross Domestic Product (GDP) statistics used in this report are based on the Commerce Department's new chain-weighted calculation methodology. As a result, these statistics may differ from those in previous SchwabFunds shareholder reports, which used the prior fixed-weight methodology. During 1996, the Commerce Department will revise all GDP growth rate reporting to a chain-weighted basis.

As shown in the chart below, short-term interest rates declined steadily throughout 1995. The primary reason for the decline has been the two 1995 reductions in the federal funds target rate and anticipation of further reductions in the future.

        INTEREST RATES DECREASED IN 1995

        YIELDS
        90-Day Commercial Paper
        January 6, 1995 - December 29, 1995

[Line graph showing 90-Day Commercial Paper yield.]

        90 Day CP
1/6/95             6.27
1/13/95            6.07
1/20/95            6.2
1/27/95            6.24
2/3/95             6.19
2/10/95            6.14
2/17/95            6.13
2/24/95            6.12
3/3/95             6.14
3/10/95            6.2
3/17/95            6.14
3/24/95            6.13
3/31/95            6.19
4/7/95             6.12
4/14/95            6.12
4/21/95            6.07
4/28/95            6.11
5/5/95             6.08
5/12/95            6.09
5/19/95            6.06
5/26/95            6.02
6/2/95             5.87
6/9/95             5.98
6/16/95            5.97
6/23/95            5.9
6/30/95            5.97
7/7/95             5.860
7/14/95            5.730
7/21/95            5.770
7/28/95            5.800
8/4/95             5.800
8/11/95            5.810
8/18/95            5.790
8/25/95            5.820
9/1/95             5.790
9/8/95             5.760
9/15/95            5.720
9/22/95            5.700
9/29/95            5.760
10/6/95            5.810
10/13/95           5.820
10/20/95           5.800
10/27/95           5.820
11/3/95            5.790
11/10/95           5.750
11/17/95           5.740
11/24/95           5.720
12/1/95            5.720
12/8/95            5.670
12/15/95           5.650
12/22/95           5.610
12/29/95           5.610

90-Day Commercial Paper

Increase or Decrease in Federal Funds Rate

        Source: Bloomberg L.P.

Q. WHAT ACTIONS DID THE INVESTMENT MANAGER TAKE ON BEHALF OF THE FUND TO RESPOND TO CHANGES IN THE INTEREST RATE ENVIRONMENT?

A. In response to the softer economic environment and expectations of federal funds rate reductions, the Fund's average maturity was lengthened during 1995. In general, in a declining interest rate environment, extending a fund's dollar-weighted average maturity helps soften the impact of having to reinvest money at lower market rates as securities held in a fund's portfolio mature. For example, from December 31, 1994 to December 31, 1995, the average maturity of the Schwab Value Advantage Money Fund(R) increased from 40 days to 59 days. Although the Fund's yield has decreased recently in response to the decline in market interest rates, this strategy of lengthening the Fund's maturity was successful in delaying the decline in the Fund's yield.

Q. WHAT STANDARDS ARE USED IN SELECTING SECURITIES FOR THE FUND'S PORTFOLIO?

A. The Federal government requires money market funds to hold high-quality securities in their portfolios. For the Schwab Value Advantage Money Fund(R), we have continued to take the additional step of investing only in what are referred to as "First Tier" securities. In general, a First Tier security is one that matures within certain recognized limits and carries the top rating from the requisite number of NRSROs, or is deemed to be of comparable quality by the Trust's Board of Trustees, if unrated.

To increase the overall credit of the Fund's portfolio, we also selectively purchase securities which are insured or backed by a letter of credit from First Tier financial institutions. These arrangements are frequently referred to as "credit enhancements" because they provide an additional level of creditworthiness in addition to the financial strength of the underlying issuer. The Investment Manager's thorough credit review of each Fund's securities includes ongoing review of the issuer as well as any insurance company or financial institution providing a credit enhancement to the security. Banks which provide enhancements on securities we purchase include First Tier banks in countries such as the U.S., Japan and the United Kingdom.

There continues to be a considerable amount of news coverage concerning the health of the Japanese economy in general and Japanese banks in particular. Over the last year, we have increased the frequency of our visits to Japan to call on Japanese financial institutions and Japanese government agencies. As a result of these trips and our continuous monitoring of the economic situation in Japan, we continue to refine our policies regarding investment in these securities. The banks we have selected are First Tier and represent some of the highest-quality Japanese institutions. With respect to credit enhancements, we feel these Japanese banks, as well as certain other international institutions, represent excellent opportunities to maintain the overall credit quality of the portfolio.

SchwabFunds(R)
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
PORTFOLIO SUMMARY

--------------------------------------------------------------------------------

                                  ASSET GROWTH


     Total                       Total                           Percentage
  Net Assets                   Net Assets                        Growth Over
as of 12/31/95               as of 12/31/94                       Reporting
   (000s)                       (000s)                             Period
------------------------------------------------------------------------------
$6,923,890                      $3,731,629                            86%
------------------------------------------------------------------------------

                      AVERAGE YIELDS FOR THE PERIODS ENDED
                               DECEMBER 31, 1995


   Last                               Last                           Last
Seven Days                        Three Months                   Twelve Months
------------------------------------------------------------------------------
5.47%                                5.48%                           5.65%
------------------------------------------------------------------------------

                               MATURITY SCHEDULE
                          PERCENT OF TOTAL INVESTMENTS

 Maturity Range      3/31/95     6/30/95     9/30/95     12/31/95
----------------------------------------------------------------
     0 -  15 Days       22.3%       11.1%       20.1%       17.5%
    16 -  30 Days       13.4        17.2        19.6        19.0
    31 -  60 Days       33.4        29.4        28.7        30.2
    61 -  90 Days       26.2        21.8        20.0        11.9
    91 - 120 Days        2.5         6.2         4.1         5.6
    Over 120 Days        2.2        14.3         7.5        15.8
 Weighted Average    44 Days     64 Days     53 Days     59 Days
----------------------------------------------------------------

   PORTFOLIO QUALITY

             Percent of
SEC Tier     Net Assets
 Rating       12/31/95
-----------------------
Tier 1         100.0%
Tier 2            0.0
-----------------------

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
SCHEDULE OF INVESTMENTS (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

                              Par          Value
                            --------     ----------
CORPORATE
 OBLIGATIONS--62.4%(a)
ASSET BACKED SECURITIES--13.2%
Alpha Finance Corp.
 5.57%, 03/15/96             $ 5,000        $ 4,943
Alpine Securitization Corp.
 5.83%, 01/09/96              15,224         15,205
Apreco, Inc.
 5.80%, 01/29/96              32,200         32,057
 5.75%, 02/23/96               7,000          6,942
Beta Finance, Inc.
 5.71%, 01/22/96              12,000         11,961
 5.87%, 02/16/96              13,000         12,905
 5.79%, 03/25/96              12,000         11,842
 5.65%, 04/10/96               5,000          4,923
Briarcliff Capital Corp.
 5.78%, 02/05/96              20,000         19,889
Broadway Capital Corp.
 5.91%, 01/03/96               7,616          7,614
 5.91%, 01/05/96              25,000         24,984
 5.87%, 01/05/96              10,000          9,994
 5.86%, 01/09/96              40,941         40,888
 5.86%, 01/10/96              40,000         39,942
 5.86%, 01/11/96              15,748         15,723
 5.99%, 01/16/96              25,365         25,303
 5.88%, 01/19/96              18,000         17,948
 5.99%, 01/22/96              50,753         50,578
 6.05%, 02/05/96               5,000          4,971
 6.05%, 02/12/96              18,000         17,875
Corporate Asset Funding Corp.
 5.77%, 02/05/96              45,600         45,348
Corporate Receivables Corp.
 5.80%, 01/25/96              20,000         19,924
 5.76%, 02/02/96              21,375         21,267
 5.76%, 02/16/96              31,400         31,172
ESC Securitization, Inc.
 5.81%, 01/11/96              30,000         29,952
 5.79%, 01/26/96              22,000         21,913
 5.76%, 02/01/96              10,000          9,951
 5.58%, 03/21/96              26,000         25,682
Enterprise Funding Corp.
 5.82%, 01/09/96               5,073          5,067
 5.80%, 01/10/96               8,111          8,099
 5.83%, 01/18/96               5,886          5,870
 5.83%, 01/19/96               5,074          5,059
 5.83%, 01/23/96               4,384          4,369
 5.78%, 02/02/96              11,155         11,098
 5.77%, 02/23/96               7,986          7,919
 5.76%, 03/08/96               6,096          6,032
 5.58%, 03/20/96               6,083          6,010
 5.54%, 06/12/96              10,281         10,030
Eureka Securitization, Inc.
 5.78%, 02/12/96              16,000         15,894
 5.79%, 02/13/96              53,000         52,639
First Deposit Master Trust
 Series 1993-3
 5.81%, 02/27/96              28,349         28,091
Ranger Funding Corp.
 5.84%, 01/08/96               6,000          5,993
 5.82%, 01/11/96              15,206         15,182
 5.83%, 01/24/96               8,000          7,971
 5.83%, 01/25/96              10,000          9,962
 5.83%, 02/13/96               5,075          5,040
 5.76%, 02/20/96               6,000          5,953
 5.76%, 02/21/96               8,000          7,936
 5.71%, 03/18/96              20,000         19,759
Riverwoods Funding Corp.
 5.79%, 02/15/96              40,000         39,715
Special Purpose Accounts
 Receivable Cooperative Corp.
 5.76%, 02/07/96               7,000          6,959
 5.78%, 02/14/96              20,000         19,861
WCP Funding, Inc.
 5.74%, 02/23/96              25,000         24,792
                                            -------
                                            916,996
                                            -------
AUTOMOTIVE--5.0%
Ford Credit Europe PLC
 5.76%, 02/14/96              20,000         19,861
 5.77%, 02/16/96              50,000         49,637
General Motors
 Acceptance Corp.
 5.81%, 02/01/96               4,000          3,980
 5.76%, 02/02/96              25,000         24,873
 5.81%, 02/13/96              24,000         23,836
 5.82%, 02/14/96              50,000         49,650
 5.62%, 03/19/96              13,000         12,844
 5.72%, 04/26/96              50,000         49,103
 5.72%, 05/01/96              30,000         29,439
Renault Credit
 International SA Banque
 5.84%, 01/08/96              52,300         52,242
 5.87%, 01/24/96              18,700         18,631
 5.88%, 01/25/96              15,000         14,942
                                            -------
                                            349,038
                                            -------
BANKING--AUSTRALIA--1.7%
ANZ (Delaware), Inc.
 5.80%, 02/01/96              40,000         39,803
 5.58%, 05/14/96              22,000         21,554
National Australia Funding
 (Delaware), Inc.
 5.55%, 05/29/96              10,000          9,777
 5.53%, 06/12/96              29,000         28,294
Westpac Capital Corp.
 5.80%, 05/02/96              20,000         19,618
                                            -------
                                            119,046
                                            -------
BANKING--BELGIUM--0.4%
Generale Bank, Inc.
 5.74%, 03/12/96               5,000          4,945
 5.81%, 04/04/96              22,000         21,676
                                            -------
                                             26,621
                                            -------
BANKING--CANADA--2.0%
Bank of Montreal
 5.81%, 01/29/96              23,000         22,898

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
SCHEDULE OF INVESTMENTS (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

                              Par          Value
                            --------     ----------
Bank of Nova Scotia
 5.75%, 01/19/96             $10,000        $ 9,972
 5.75%, 01/24/96              50,000         49,820
 5.81%, 02/02/96              16,000         15,919
Toronto-Dominion Holdings
 5.51%, 07/10/96              39,000         37,897
                                            -------
                                            136,506
                                            -------
BANKING--DENMARK--0.5%
Den Danske Corp.
 5.80%, 04/10/96              37,000         36,421
                                            -------
BANKING--DOMESTIC BANK HOLDING COMPANY--2.0%
Bankers Trust New York Corp.
 5.77%, 02/12/96              57,000         56,622
 5.77%, 02/20/96              47,000         46,629
NationsBank Corp.
 5.55%, 05/21/96              10,000          9,788
 5.61%, 05/28/96              25,000         24,439
                                            -------
                                            137,478
                                            -------
BANKING--DOMESTIC--0.2%
Vehicle Services of
 America/
 (NationsBank of Texas
 LOC)
 5.80%, 02/08/96              16,700         16,599
                                            -------
BANKING--GERMANY--0.6%
Banco Boavista S.A./
 (Bayerische Vereinsbank
 AG LOC)
 5.80%, 03/11/96               9,000          8,901
 5.80%, 04/08/96              10,000          9,846
Kredietbank N.A. Finance
 Corp.
 5.78%, 01/11/96              20,500         20,468
                                            -------
                                             39,215
                                            -------
BANKING--ITALY--0.8%
Cariplo Finance, Inc.
 5.76%, 02/20/96              10,000          9,921
 5.76%, 02/22/96              40,000         39,672
 5.74%, 02/22/96               9,000          8,926
                                            -------
                                             58,519
                                            -------
BANKING--JAPAN--0.5%
Bancal Tri-State Corp./
 (Mitsubishi Bank Keepwell
 Agreement)
 5.81%, 03/15/96              10,000          9,883
Ridge Capital II/(Dai-Ichi
 Kangyo Bank Ltd. LOC)
 6.26%, 01/04/96               6,000          5,997
Stellar Capital Corp./
 (Bank of Tokyo
 Liquidity Agreement)
 6.00%, 02/20/96              15,155         15,031
                                            -------
                                             30,911
                                            -------
BANKING--SPAIN--0.6%
BEX America Finance, Inc.
 5.79%, 01/16/96              10,000          9,976
 5.76%, 02/26/96              30,000         29,735
                                            -------
                                             39,711
                                            -------
BANKING--UNITED KINGDOM--2.1%
Abbey National N.A. Corp.
 5.79%, 01/17/96              75,000         74,810
Cheltenham & Gloucester PLC
 5.80%, 02/02/96              50,000         49,746
Yorkshire Building Society
 5.53%, 06/07/96              25,000         24,410
                                            -------
                                            148,966
                                            -------
COMPUTER AND OFFICE EQUIPMENT--0.2%
CSC Enterprises
 5.74%, 02/12/96              15,000         14,900
                                            -------
ELECTRICAL AND ELECTRONICS--0.1%
Panasonic Finance, Inc.
 5.75%, 02/09/96               5,000          4,969
                                            -------
FINANCE (COMMERCIAL)--7.1%
CIT Group Holdings, Inc.
 5.76%, 02/15/96              30,000         29,787
General Electric
 Capital Corp.
 5.80%, 03/01/96              25,000         24,764
 5.74%, 03/06/96              31,000         30,688
 5.70%, 04/03/96              42,000         41,393
 5.55%, 05/02/96              13,338         13,093
 5.62%, 05/08/96               9,000          8,825
 5.61%, 05/08/96              30,000         29,415
 5.52%, 06/13/96              60,000         58,535
 5.52%, 06/14/96              41,000         39,993
General Electric Capital
 Services
 5.76%, 02/14/96              46,000         45,681
 5.74%, 03/07/96              36,000         35,632
 5.59%, 05/06/96              50,000         49,045
 5.62%, 05/07/96              40,000         39,227
 5.58%, 05/10/96              50,000         49,016
                                            -------
                                            495,094
                                            -------
FINANCE (CONSUMER)--2.3%
American Express Credit Corp.
 5.50%, 06/05/96              30,000         29,305
 5.50%, 06/06/96              35,000         34,183
Associates Corp. of North
 America
 5.65%, 05/09/96              53,000         51,952
Sears Roebuck Acceptance
 Corp.
 5.82%, 01/11/96              15,000         14,976
 5.79%, 02/15/96              28,000         27,800
                                            -------
                                            158,216
                                            -------

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Par          Value
                            --------     ----------
GOVERNMENT LOCALITY--FOREIGN--0.3%
New South Wales Treasury
 Corp.
 5.80%, 01/30/96             $23,000       $ 22,894
                                            -------
MINING AND MINERAL RESOURCES--0.5%
BHP Finance (U.S.A.), Inc.
 5.75%, 02/22/96              15,000         14,877
 5.76%, 03/05/96              17,000         16,829
                                            -------
                                             31,706
                                            -------
MISCELLANEOUS MANUFACTURING--3.7%
Hanson Finance (U.K.) PLC
 5.75%, 01/12/96              20,000         19,965
 5.80%, 01/18/96              10,000          9,973
 5.80%, 01/19/96              72,500         72,293
 5.79%, 01/23/96              30,000         29,896
 5.80%, 01/31/96              30,000         29,858
 5.80%, 02/07/96              50,000         49,708
 5.82%, 02/09/96              39,000         38,759
 5.75%, 02/29/96               5,000          4,954
                                            -------
                                            255,406
                                            -------
MORTGAGE BANKING--1.6%
Fleet Mortgage Group, Inc.
 5.83%, 01/26/96              22,000         21,912
 5.82%, 02/21/96              54,000         53,560
 5.79%, 02/22/96               9,000          8,926
 5.80%, 02/23/96              27,000         26,772
                                            -------
                                            111,170
                                            -------
PERSONAL CARE PRODUCTS--0.9%
Colgate-Palmolive Company
 5.79%, 01/22/96              31,000         30,897
 5.79%, 01/24/96              31,200         31,086
                                            -------
                                             61,983
                                            -------
PHARMACEUTICALS--0.1%
Glaxo Wellcome PLC
 5.79%, 01/18/96               8,000          7,978
                                            -------
SECURITIES BROKERAGE-DEALER--15.7%
BT Securities Corp.
 5.85%, 01/18/96              15,000         14,959
 5.84%, 01/25/96              30,000         29,885
 5.82%, 01/29/96              18,000         17,920
 5.83%, 01/30/96              29,000         28,866
 5.77%, 02/16/96              10,000          9,927
Bear Stearns
 Companies, Inc.
 5.80%, 01/29/96              13,000         12,942
 5.78%, 02/05/96              25,000         24,861
 5.79%, 02/08/96              35,000         34,789
 5.72%, 02/29/96              35,000         34,676
CS First Boston, Inc.
 5.82%, 02/01/96              45,000         44,778
Goldman Sachs Group, LP
 5.83%, 01/17/96              30,000         29,924
 5.80%, 03/07/96              77,000         76,201
 5.77%, 03/19/96              55,000         54,329
 5.77%, 03/21/96              56,000         55,299
 5.77%, 03/22/96              53,000         52,329
 5.72%, 04/09/96              58,000         57,107
Lehman Brothers
 Holdings, Inc.
 5.83%, 01/26/96              10,000          9,960
 5.94%, 02/01/96              10,000          9,949
 5.82%, 02/06/96              33,000         32,811
 5.80%, 02/12/96              32,000         31,787
 5.81%, 02/13/96              35,000         34,760
Morgan Stanley Group, Inc.
 5.83%, 01/08/96              40,000         39,955
 5.83%, 01/09/96               8,000          7,990
 5.78%, 02/06/96              36,000         35,795
 5.78%, 02/07/96              20,000         19,883
 5.82%, 02/08/96              20,000         19,879
 5.79%, 02/08/96              42,000         41,747
 5.79%, 02/09/96              55,000         54,660
 5.79%, 02/12/96              17,000         16,887
 5.89%, 02/13/96              10,000          9,932
Nomura Holdings
 America, Inc.
 5.92%, 01/03/96               8,000          7,997
 5.91%, 01/09/96              10,000          9,987
 5.88%, 01/12/96              15,000         14,973
 5.86%, 01/18/96               5,000          4,986
Paine Webber Group, Inc.
 5.86%, 01/02/96              20,000         19,997
 5.89%, 01/04/96              24,000         23,988
 5.84%, 02/01/96              18,000         17,910
Salomon, Inc.
 6.15%, 01/02/96                 454            454
 6.02%, 02/15/96              20,000         19,852
 6.02%, 02/16/96              30,000         29,773
                                          ---------
                                          1,094,704
                                          ---------
STUDENT LOANS--0.3%
Student Loan Corp.
 5.80%, 01/12/96              22,000         21,962
                                          ---------
TOTAL CORPORATE OBLIGATIONS (Cost
 $4,337,009)                              4,337,009
                                          ---------
VARIABLE RATE OBLIGATIONS--8.6%(b)
ASSET BACKED SECURITIES--1.6%
Advanta Credit Card
 Master Trust
 5.87%, 01/07/96              21,200         21,200
Beta Finance, Inc.
 5.91%, 01/16/96              50,000         49,989
Corporate Asset
 Funding Corp.
 5.84%, 01/29/96              40,000         39,988
                                           --------
                                            111,177
                                           --------
BANKING--DOMESTIC BANK HOLDING COMPANY--1.1%
Bankers Trust New York
 Corp.
 6.14%, 01/02/96              50,000         50,000
 6.13%, 01/02/96              25,000         25,000
                                           --------
                                             75,000
                                           --------

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
SCHEDULE OF INVESTMENTS (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

                              Par          Value
                            --------     ----------
BANKING--DOMESTIC--0.3%
Huntington National Bank
 5.87%, 01/02/96             $20,000        $20,000
Keystone Health Resources
 Corp. Variable Rate
 Taxable Demand Notes
 Series 1993/ (PNC Bank
 LOC)
 6.00%, 01/07/96               3,400          3,400
                                             ------
                                             23,400
                                             ------
BANKING--FRANCE--0.8%
New York City, General
 Obligation Bonds
 Fiscal 1995 Series F-8/
 (Societe Generale LOC)
 6.00%, 01/07/96              19,500         19,500
New York City, General
 Obligation Bonds
 Fiscal 1996 Series A-2/
 (Societe Generale LOC)
 6.00%, 01/07/96              36,000         36,000
                                             ------
                                             55,500
                                             ------
BANKING--GERMANY--0.1%
Hudson County, New Jersey
 General Obligation
 Refunding Bonds
 Variable Rate Demand
 Obligations Taxable
 Series 1995/
 (Landesbank
 Hessen-Thuringen
 Girozentrale LOC)
 6.05%, 01/07/96              10,000         10,000
                                             ------
BANKING--JAPAN--0.5%
Missouri Economic
 Development Export &
 Infrastructure Board
 Adjustable Rate Taxable
 Securities (Biocraft
 Laboratories, Inc.
 Project) Series 1989/
 (Bank of Tokyo LOC)
 6.30%, 01/07/96              22,000         22,000
New York City Industrial
 Development Agency
 Industrial Development
 Revenue Bonds (G.A.F.
 Seelig Inc. Project)
 Series 1993/ (IBJ
 Schroder Bank & Trust
 LOC)
 6.25%, 01/07/96               2,225          2,225
Riverside County,
 California 1990 Taxable
 Variable Rate
 Certificates of
 Participation (Monterey
 Avenue Project)/ (Sanwa
 Bank Ltd. LOC)
 6.15%, 01/07/96               8,100          8,100
Town of Islip Industrial
 Development Agency 1992
 Taxable Adjustable Rate
 Industrial Development
 Revenue Bonds (Nussdorf
 Associates/Quality King
 Distributors, Inc.
 Facility)/
 (Bank of Tokyo LOC)
 5.84%, 01/07/96               1,560          1,560
                                            -------
                                             33,885
                                            -------
BANKING--UNITED KINGDOM--0.4%
New Jersey Economic
 Development Authority
 Variable Rate Title IX Loan
 Portfolio Securitization
 Bonds/(National
 Westminister Bank LOC)
 5.86%, 01/01/96              28,300         28,300
                                            -------
INSURANCE--0.1%
Commonwealth Life
 Insurance Co.
 6.03%, 01/01/96              10,000         10,000
                                            -------
MONOLINE INSURANCE--0.2%
Baptist Health Systems of
 South Florida, Inc.
 Taxable Variable Rate
 Direct Note Obligations
 Series 1995A/
 (MBIA Insurance)
 6.05%, 01/07/96               6,600          6,600
Baptist Health Systems of
 South Florida, Inc.
 Taxable Variable Rate
 Direct Note Obligations
 Series 1995B/
 (MBIA Insurance)
 6.05%, 01/07/96               4,500          4,500
New Orleans Aviation Board
 Taxable Refunding Bonds
 Series 1993A/ (MBIA
 Insurance)
 6.01%, 01/07/96                 700            700
                                            -------
                                             11,800
                                            -------
SECURITIES BROKERAGE-DEALER--3.5%
Bear Stearns Companies,
 Inc.
 6.03%, 01/04/96              75,000         75,000
 5.99%, 01/08/96              50,000         50,000
 5.99%, 02/01/96              50,000         50,000
 5.91%, 03/21/96              45,000         45,000
Lehman Brothers Holdings,
 Inc.
 5.90%, 01/30/96              20,000         20,000
                                            -------
                                            240,000
                                            -------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $599,062)                            599,062
                                            -------

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Par          Value
                            --------     ----------
AGENCY OBLIGATIONS--1.1%
COUPON NOTES--1.1%
Federal National Mortgage
 Assoc.
 5.50%, 06/12/96             $24,000       $ 23,983
 5.62%, 07/02/96              24,000         23,985
 5.91%, 08/19/96              30,000         30,047
                                            -------
TOTAL AGENCY OBLIGATIONS (Cost
 $78,015)                                    78,015
                                            -------
BANKER'S
 ACCEPTANCES--0.4%
BANKING--DOMESTIC--0.4%
Mellon Bank N.A.
 5.86%, 02/26/96               9,000          8,920
 5.58%, 05/06/96               5,000          4,904
 5.55%, 06/07/96              15,000         14,645
                                            -------
TOTAL BANKER'S ACCEPTANCES (Cost
 $28,469)                                    28,469
                                            -------
BANK NOTES--2.1%
BANKING--DOMESTIC--2.1%
NationsBank of Texas, N.A.
 5.74%, 03/08/96              50,000         50,000
NationsBank, N.A.
 (Carolinas)
 5.54%, 06/04/96              30,000         30,000
PNC Bank, N.A.
 5.62%, 05/24/96              15,000         15,014
Sea First--Seattle
 5.80%, 01/12/96              50,000         50,000
                                            -------
TOTAL BANK NOTES
 (Cost $145,014)                            145,014
                                            -------
CERTIFICATES OF DEPOSIT--24.5%
BANKING--CANADA--2.2%
Bank of Montreal
 5.84%, 01/05/96              25,000         25,000
 5.80%, 01/30/96              40,000         40,000
Canadian Imperial Bank of
 Commerce
 5.81%, 01/26/96              25,000         25,000
 5.81%, 01/31/96              60,000         60,000
                                            -------
                                            150,000
                                            -------
BANKING--DOMESTIC--1.1%
MBNA America Bank N.A.
 5.75%, 04/10/96              42,000         42,000
 5.63%, 04/16/96              36,000         36,000
                                            -------
                                             78,000
                                            -------
BANKING--FRANCE--2.9%
Banque Nationale de Paris
 5.80%, 04/03/96              17,000         17,001
Societe Generale
 5.84%, 01/18/96              33,000         33,000
 5.80%, 01/25/96              54,000         54,000
 5.84%, 03/14/96              25,000         25,002
 5.85%, 03/20/96              58,000         58,001
 5.61%, 04/12/96              13,000         13,032
                                            -------
                                            200,036
                                            -------
BANKING--GERMANY--3.4%
Bayerische Vereinsbank AG
 5.80%, 01/10/96              34,000         34,000
Deutsche Bank
 5.79%, 01/23/96              75,000         75,000
 5.79%, 01/29/96              30,000         30,000
 5.79%, 01/30/96              45,000         45,000
Dresdner Bank AG
 5.58%, 06/07/96              10,000         10,010
 5.75%, 07/05/96              15,000         15,002
Westdeutsche Landesbank
 5.71%, 01/16/96              30,000         29,998
                                            -------
                                            239,010
                                            -------
BANKING--ITALY--0.2%
Cariplo SPA
 5.70%, 03/04/96              10,000         10,001
                                            -------
BANKING--JAPAN--10.2%
Dai-Ichi Kangyo Bank, Ltd.
 6.10%, 01/12/96              30,000         30,000
 6.13%, 01/16/96              19,000         19,000
 6.12%, 01/16/96               6,000          6,000
 6.22%, 01/18/96              28,000         28,000
 6.42%, 01/26/96              42,000         42,000
 6.14%, 02/02/96              17,000         17,002
 5.88%, 02/21/96              12,000         11,999
 5.86%, 03/20/96              18,000         17,998
Industrial Bank of Japan,
 Ltd.
 6.25%, 01/02/96               6,000          6,000
 6.25%, 01/03/96              25,000         25,000
 6.23%, 01/04/96              29,000         29,000
 6.14%, 01/05/96              17,000         17,000
 5.94%, 02/07/96              19,000         19,000
Mitsubishi Bank, Ltd.
 6.14%, 01/02/96              50,000         50,000
 6.06%, 01/04/96              25,000         25,000
 5.82%, 03/08/96              30,000         30,000
 5.83%, 03/12/96              31,000         30,999
 5.83%, 03/14/96              40,000         40,000
 5.83%, 03/19/96              30,000         30,000
Sanwa Bank, Ltd.
 6.12%, 01/17/96               8,000          7,998
 5.95%, 01/22/96               6,000          6,000
 6.02%, 02/09/96              11,000         11,000
 6.15%, 02/20/96              31,000         31,001
 5.81%, 04/23/96              35,000         35,001
Sumitomo Bank, Ltd.
 6.18%, 01/03/96              25,000         25,000
 6.05%, 01/05/96              18,000         18,000
 6.18%, 01/09/96              18,000         18,000
 6.15%, 01/17/96              29,000         29,000
 6.25%, 01/31/96              31,000         31,000
 5.98%, 02/20/96              25,000         25,001
                                            -------
                                            710,999
                                            -------
BANKING--NETHERLANDS--1.1%
ABN-AMRO Bank N.V.
 5.80%, 01/16/96              40,000         39,998
 5.58%, 06/05/96              10,000          9,998
Rabobank Nederland N.V.
 5.95%, 07/25/96              25,000         25,001
                                            -------
                                             74,997
                                            -------

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
SCHEDULE OF INVESTMENTS (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

                              Par          Value
                            --------     ----------
BANKING--SWITZERLAND--1.4%
Union Bank of Switzerland
 5.55%, 05/03/96            $100,000     $  100,003
                                           --------
BANKING--UNITED KINGDOM--2.0%
Abbey National PLC
 5.61%, 04/01/96              20,000         20,042
 5.53%, 06/14/96              50,000         50,002
 5.58%, 06/21/96              30,000         30,009
Lloyds Bank PLC
 5.80%, 04/22/96              10,000         10,013
National Westminster Bank
 PLC
 5.79%, 02/06/96              14,000         13,999
 5.72%, 02/06/96               7,000          7,000
 5.75%, 06/10/96              10,000          9,996
                                           --------
                                            141,061
                                           --------
TOTAL CERTIFICATES OF DEPOSIT (Cost
 $1,704,107)                              1,704,107
                                          ---------
REMARKETED CERTIFICATES--0.8%
ASSET BACKED SECURITIES--0.8%
Black & Decker
 RECOP Trust
 5.80%, 02/06/96              17,000         17,000
 5.80%, 02/15/96              18,311         18,311
Circuit City RECOP Trust
 5.75%, 03/04/96              23,000         23,000
                                           --------
TOTAL REMARKETED CERTIFICATES (Cost
 $58,311)                                    58,311
                                           --------
TAXABLE BONDS--0.1%
BANKING--JAPAN--0.1%
Oklahoma Industrial
 Finance Authority Taxable
 General Obligation
 Industrial Finance Bonds
 Series P/ (Mitsubishi
 Bank LOC)
 6.00%, 02/01/96               6,250          6,251
                                          ---------
TOTAL TAXABLE BONDS
 (Cost $6,251)                                6,251
                                          ---------
TOTAL INVESTMENTS--100.0%
 (Cost $6,956,238)                       $6,956,238
                                          =========

NOTES TO SCHEDULE OF INVESTMENTS.

     Yields shown are effective yields at the time of purchase, except for variable rate securities which are described below. Yields for each type of security are stated according to the market convention for that security type. For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

     (a) Certain securities purchased by the Fund are private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to institutional investors, such as the Schwab Value Advantage Money Fund. Any resale by the Fund must be in an exempt transaction, normally to a qualified institutional buyer. At December 31, 1995, the aggregate value of private placement securities held by the Fund was $1,106,106,000 which represented 15.98% of net assets. Of this total, $1,017,795,000 or 14.70% of net assets, was determined by the Investment Manager to be liquid in accordance with a resolution adopted by the Board of Trustees relating to Rule 144A, promulgated under the Securities Act of 1933.

     (b) Variable rate securities. Interest rates vary periodically based on current market rates. Rates shown are the effective rates on December 31, 1995. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features, the next interest reset date is shown.

    Abbreviations
    -------------
    LOC        Letter of Credit
    MBIA       Municipal Bond Investors Assurance Corporation
    RECOP      Remarketed Certificates of Participation

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
STATEMENT OF ASSETS AND LIABILITIES (in thousands)
December 31, 1995
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $6,956,238)                        $6,956,238
Interest receivable                                                 28,312
Receivable for fund shares sold                                     37,105
Deferred organization costs                                             29
Prepaid expenses                                                       771
                                                                ----------
     Total assets                                                7,022,455
                                                                ----------
LIABILITIES
Payable for:
  Dividends                                                         48,255
  Fund shares redeemed                                              47,728
  Investment advisory and administration fee                         2,084
  Transfer agency and shareholder service fees                         133
  Other                                                                365
                                                                ----------
     Total liabilities                                              98,565
                                                                ----------
Net assets applicable to outstanding shares                     $6,923,890
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in                                               $6,924,021
  Accumulated net realized loss on investments sold                   (131)
                                                                ----------
                                                                $6,923,890
                                                                ==========
THE PRICING OF SHARES
  Outstanding shares, $0.00001 par value
     (unlimited shares authorized)                               6,924,021
  Net asset value, offering and redemption price per share           $1.00

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
STATEMENT OF OPERATIONS (in thousands)
For the year ended December 31, 1995
--------------------------------------------------------------------------------

Interest income                                                   $333,064
                                                                  --------
Expenses:
  Investment advisory and administration fee                        23,799
  Transfer agency and shareholder service fees                      13,812
  Custodian fees                                                       483
  Registration fees                                                  1,251
  Professional fees                                                    130
  Shareholder reports                                                  262
  Trustees' fees                                                        27
  Amortization of deferred organization costs                           22
  Insurance and other expenses                                          67
                                                                  --------
                                                                    39,853
Less expenses reduced                                              (17,754)
                                                                  --------
  Total expenses incurred by Fund                                   22,099
                                                                  --------
Net investment income                                              310,965
Net realized loss on investments sold                                   (5)
                                                                  --------
Increase in net assets resulting from operations                  $310,960
                                                                  ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
STATEMENT OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                   For the year ended
                                                      December 31,
                                                  1995            1994
                                               -----------     -----------
Operations:
  Net investment income                        $   310,965     $    85,792
  Net realized loss on investments sold                 (5)           (124)
                                               -----------     -----------
  Increase in net assets resulting
     from operations                               310,960          85,668
                                               -----------     -----------
Dividends to shareholders from
  net investment income                           (310,965)        (85,792)
                                               -----------     -----------
Capital share transactions (dollar amounts
  and number of shares are the same):
  Proceeds from shares sold                     10,404,416       6,042,841
  Net asset value of shares issued in
     reinvestment of dividends                     262,426          63,079
  Less payments for shares redeemed             (7,474,576)     (3,103,523)
                                               -----------     -----------
  Increase in net assets from capital
     share transactions                          3,192,266       3,002,397
                                               -----------     -----------
Total increase in net assets                     3,192,261       3,002,273
Net Assets:
  Beginning of period                            3,731,629         729,356
                                               -----------     -----------
  End of period                                $ 6,923,890     $ 3,731,629
                                               ===========     ===========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended December 31, 1995
--------------------------------------------------------------------------------
1. DESCRIPTION OF THE FUND

The Schwab Value Advantage Money Fund (the "Fund") is a series of The Charles Schwab Family of Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 20, 1989 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers -- the Schwab Money Market Fund, the Schwab Government Money Fund, the Schwab U.S. Treasury Money Fund, the Schwab Tax-Exempt Money Fund (Sweep and Value Advantage Shares), the Schwab California Tax-Exempt Money Fund (Sweep and Value Advantage Shares), the Schwab New York Tax-Exempt Money Fund (Sweep and Value Advantage Shares), the Schwab Institutional Advantage Money FundTM and the Schwab Retirement Money Fund(R). The assets of each series are segregated and accounted for separately.

The Schwab Value Advantage Money Fund invests primarily in a diversified portfolio of short-term obligations of major banks and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments are stated at amortized cost which approximates market value.

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Dividends to shareholders -- The Fund declares a daily dividend, equal to its net investment income for that day, payable monthly.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund and its initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreements -- The Trust has investment advisory and administration agreements with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of .46% of the first $2 billion of average daily net assets, .45% of such assets over $2 billion, and .40% of such assets in excess of $3 billion. Under these agreements, the Fund incurred investment advisory and administration fees of $23,799,000 for the year ended December 31, 1995, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .25% of average daily net assets. In addition, Schwab receives a fee of $5.00 for redemptions in amounts less than $5,000 and may impose a $5.00 fee for monthly balances below the minimum required. For the year ended December 31, 1995, the Fund incurred transfer agency and shareholder service fees of $13,812,000 before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers or directors of the Investment Manager and/or Schwab. During the year ended December 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $27,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. For the year ended December 31, 1995, the total of such fees reduced by the Investment Manager and Schwab was $7,922,000 and $9,832,000, respectively.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities for the year ended December 31, 1995, aggregated (in thousands) $24,387,423 and $21,192,127, respectively.

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended December 31, 1995
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                                               For the period
                                                                                                   ended
                                                  \----For the year ended December 31,-----\    December 31,
                                                     1995             1994            1993        1992 1
                                                  -----------------------------------------------------------
Net asset value at beginning of period                 $1.00            $1.00          $1.00         $1.00
Income from investment operations
---------------------------------
 Net investment income                                   .06              .04            .03           .02
 Net realized and unrealized gain
   (loss) on investments                                  --               --             --            --
                                                  ----------       ----------       --------      --------
 Total from investment operations                        .06              .04            .03           .02
Less distributions
------------------
 Dividends from net investment income                   (.06)            (.04)          (.03)         (.02)
 Distributions from realized gains
   on investments                                         --               --             --            --
                                                  ----------       ----------       --------      --------
 Total distributions                                    (.06)            (.04)          (.03)         (.02)
                                                  ----------       ----------       --------      --------
Net asset value at end of period                       $1.00            $1.00          $1.00         $1.00
                                                  ==========       ==========       ========      ========
Total return (%)                                        5.80             4.09           3.02          2.33
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period (000s)                 $6,923,890       $3,731,629       $729,356      $319,024
 Ratio of expenses to
   average net assets (%)                                .40              .40            .39           .29*
 Ratio of net investment income to
   average net assets (%)                               5.63             4.40           2.97          3.27*

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended December 31, 1995, 1994, 1993 and 1992 would have been .72%, .79%, .82% and
 .94%*, respectively, and the ratio of net investment income to average net assets would have been 5.31%, 4.01%, 2.54% and 2.62%*, respectively.

1  For the period April 30, 1992 (commencement of operations) to December 31,
   1992.
  * Annualized

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Board of Trustees
and Shareholders of the Schwab Value Advantage Money Fund(R)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Value Advantage Money Fund (one of the series constituting The Charles Schwab Family of Funds, hereafter referred to as the "Trust") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each period presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
January 31, 1996

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                              SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio with one investment in any of the three Asset Director(R) Funds, or choose several different equity markets with our three equity index funds. You can also select from different maturities with our bond fund choices, and take advantage of an array of money market funds.

                           SCHWAB ASSET DIRECTOR FUNDS

- HIGH GROWTH FUND seeks to provide high capital growth with less volatility than an all-stock portfolio. This Fund has the largest stock component and offers the highest risk and return potential.

- BALANCED GROWTH FUND seeks to provide maximum total return, including capital growth and income. This Fund invests in a more balanced mix of stocks and bonds and offers moderate risk and return potential.

- CONSERVATIVE GROWTH FUND seeks to provide income with growth potential. This Fund has the smallest stock component, which is designed to help offset inflation, and generally keeps the majority of its assets invested in bonds. It offers the lowest risk and return potential.

                               SCHWAB INDEX FUNDS

- SCHWAB 1000 FUND(R) is designed to match the total return of the Schwab 1000 Index,(R) comprised of the largest 1,000 publicly traded U.S. companies--the stocks of which represent about 85% of the total market capitalization of the U.S. Stock Market. 1

- SCHWAB SMALL-CAP INDEX FUND(R) is designed to track the total return of the Schwab Small-Cap Index(R), which tracks the performance of small-capitalization companies. The Schwab Small-Cap Index is comprised of the second 1,000 largest publicly traded companies in the U.S. 1

- SCHWAB INTERNATIONAL INDEX FUND(TM) is designed to track the total return of the Schwab International Index(R), comprised of 350 of the largest companies, based on market capitalization, in foreign countries with developed securities markets. 2

                                SCHWAB BOND FUNDS

- SCHWAB GOVERNMENT BOND FUNDS include two Funds designed to offer high current yields with the credit safety of U.S. government securities. The income level you are seeking and your tolerance for fluctuation in share price should determine your selection of either our Short/Intermediate Fund or our Long-Term Fund. 3

- SCHWAB TAX-FREE BOND FUNDS help investors take advantage of one of the last remaining tax breaks: tax-free municipal bonds. We offer a national Short/Intermediate Fund and a Long-Term Fund, both of which pay monthly income free from federal personal income tax. 4,5

- SCHWAB CALIFORNIA TAX-FREE BOND FUNDS gives California taxpayers two different opportunities to earn double tax-free income--free from both federal and California state personal income taxes. 5

                               SCHWAB MONEY FUNDS

Schwab offers an array of money funds that seek high current income with safety and liquidity. Choose from taxable or tax-exempt alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're in between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(TM). 6

We will be happy to provide you with a free prospectus and brochure on any of the SchwabFunds(R). EACH PROSPECTUS PROVIDES MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                        1-800-2 NO-LOAD (1-800-266-5623)

1 The Schwab 1000 Index and the Schwab Small-Cap Index consist of publicly traded companies ranked by market capitalization. These indices do not include privately held companies, investment companies and companies incorporated outside of the United States.

2 The Schwab International Index is comprised of publicly traded companies ranked by market capitalization in countries with developed securities markets. Currently invested in 15 countries, the Index does not include privately held companies, investment companies or companies from the United States.

3 Investors in the Schwab Government Bond Funds may experience a decline in share price due to prepayment of obligations held by the Funds.

4 Income may be subject to state and local taxes.

5 Income may be subject to the Alternative Minimum Tax (AMT). Capital appreciation from discounted bonds may be subject to state and federal income tax.

6 Investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

                                                              ------------------
                                                                  BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                CHARLES SCHWAB
                                                              ------------------

[SCHWABFUNDS FAMILY (R) LOGO]
 101 MONTGOMERY STREET
 SAN FRANCISCO, CALIFORNIA 94104

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1996 Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE. TF3960R(2/96) CRS 10211 Printed on recycled paper.